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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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        Date of Report (date of earliest event reported):  June 14, 2001

                          EXTENDED STAY AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                            0-27360                       36-3996573
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(State or other jurisdiction of       (Commission File Number)     (IRS Employer Identification
        incorporation)                                                                No.)
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            450 E. Las Olas Boulevard, Ft. Lauderdale, Florida 33301
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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (954) 713-1600
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Item 7.  Financial Statements and Exhibits.

         (a) The following exhibits are filed as part of this report on Form 8-K:

              99.1  Press release dated June 14, 2001

              99.2  Commitment Letter between Morgan Stanley Senior Funding,
                    Inc. and Extended Stay America, Inc.

Item 9.  Other Events.

       On June 14, 2001, Extended Stay America, Inc. (the "Company") announced its intention to sell $300 million of Senior Subordinated Notes ("Notes"), its receipt of commitments for $900 million in new credit facilities (The "New
Credit Facilities") and certain operating data. A copy of the press release issued by the Company dated June 14, 2001, describing the Company's intention to sell the Notes, is attached hereto as Exhibit 99.1. A copy of the Commitment
Letter relating to the New Credit Facilities, is attached as Exhibit 99.2.

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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EXTENDED STAY AMERICA, INC.

                                     By: /s/ Gregory R. Moxley
                                          -----------------------------------
                                          Name:  Gregory R. Moxley
                                          Title: Chief Financial Officer,
                                                 Vice President, Finance


Date:  June 15, 2001

                                       3
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                                 EXHIBIT INDEX


Exhibit No.            Descriptions
-----------            ------------

99.1                   Press Release dated June 14, 2001.
99.2                   Commitment Letter between Morgan Stanley Senior Funding,
                       Inc. and Extended Stay America, Inc.

                                       4